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                                                                   EXHIBIT 10.26


                                                           NON-EMPLOYEE DIRECTOR


                               TEMPLE-INLAND INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT


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DIRECTOR:
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GRANT DATE:
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NUMBER OF SHARES:                       10,000
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EXERCISE PRICE PER SHARE:               $
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EXPIRATION DATE:
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            DATE EXERCISABLE
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          COMPLETED YEARS OF            NUMBER OF SHARES AS TO WHICH OPTION
        SERVICE AS A DIRECTOR           BECOMES EXERCISABLE
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ONE YEAR                                4,000 SHARES
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TWO YEARS                               4,000 SHARES
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THREE YEARS                             2,000 SHARES
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         This Agreement is entered into between TEMPLE-INLAND INC., a Delaware corporation ("Temple-Inland"), and the Director named above, a member of the Board of Directors of Temple-Inland. In consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, Temple-Inland and the Director hereby agree as follows:

1. This Agreement and the award hereunder is subject to all the restrictions, terms and provisions of the Temple-Inland Inc. 2003 Stock Incentive Plan and of the Temple-Inland Inc. Stock Option Terms and Conditions dated February 6, 2004 (together, the "Plan") which are herein incorporated by reference and with which the Director hereby agrees. Pursuant to, and subject to the terms and conditions set forth in, the Plan, Temple-Inland hereby irrevocably grants to the Director a Nonstatutory Stock Option to purchase all or any part of the above stated number of shares of the Common Stock at the above stated price on the terms and conditions set forth herein. Terms used in this Agreement which are not otherwise defined herein shall have the same meaning set forth in the Plan.

2. The Option shall be exercisable on or after the Date Exercisable stated above in whole, at any time, or in part, from time to time, but not less than 100 shares (or the shares then purchasable under the Option if less than 100 shares) at any one time. The term of the Option shall commence on the Grant Date and shall expire on the Expiration Date stated above or such earlier date as is prescribed in the Plan. Except as otherwise provided in the Plan, the Option shall not be exercisable unless the Director shall, at the time of exercise, be serving as a member of the Board. The Director shall have none of the rights of a stockholder with respect to the shares of Common Stock subject to the Option until such shares shall have been transferred to the Director upon the exercise of the Option. The Option may be exercised only upon notice to Temple-Inland and payment of the Exercise Price in the manner set forth in the Plan. Any attempted exercise without delivery of payment in full within the time period prescribed by Temple-Inland shall be void.

3. The Option shall not be transferable by the Director otherwise than by will or the laws of descent and distribution, and the Option is exercisable, during the Director's lifetime, only by the Director. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as aforesaid), pledged or encumbered in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. In the event of any attempted assignment, transfer, pledge, encumbrance or other disposition of the Option contrary to the provisions of the Plan or this Agreement, or the levy of any attachment or similar process upon the Option, the Option shall be null and void and of no further effect.




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4. In the event of any inconsistency between any provision of the Plan and this
Agreement, the terms of the Plan shall control. The Option granted hereby is effective as of the date hereof, but shall expire 60 days after the Grant Date if the Director (or his or her agent or attorney) does not execute and deliver a copy of this Agreement to Temple-Inland on or prior to that date. This Agreement has been entered into pursuant to and shall be governed by the laws of the State of Texas.

         IN WITNESS WHEREOF, Temple-Inland has caused this Agreement to be duly executed by its officer thereunto duly authorized, and the Director has hereunto set his or her hand, all as of the Grant Date stated above.


TEMPLE-INLAND INC.                              DIRECTOR



BY
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   LESLIE K. O'NEAL, SECRETARY